                                                                   EXHIBIT 10.55

                         FIRST AMENDMENT TO GUARANTEE

          FIRST AMENDMENT TO GUARANTEE, dated as of July 8, 1998 (this

"Amendment"), to the Amended and Restated Guarantee, dated as of November 4,
----------
1997 (the "Guarantee"), made by PARAGON HEALTH NETWORK, INC., a Delaware
           ---------
corporation ("Paragon") and the other guarantors which are signatories thereto
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(Paragon and each such other guarantor, individually, a "Guarantor";
                                                         ---------
collectively, the "Guarantors"), in favor of THE CHASE MANHATTAN BANK, as
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administrative agent (in such capacity, the "Agent") for the lenders (the
                                             -----
"Lenders") parties to the Amended and Restated Credit Agreement, dated as of the
--------
date hereof (as further amended, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"), among FBTC LEASING CORP. (the
                        ----------------
"Borrower"), the Lenders and the Agent.
---------


                                 W I T N E S S E T H:
                                 -------------------


          WHEREAS, pursuant to the Guarantee, dated as of November 4, 1997, made by Guarantor and certain of its subsidiaries in favor of the Agent, Paragon agreed to guarantee the prompt and complete performance of the Guaranteed Obligations (as defined in the Guarantee).

          WHEREAS, the Guarantor has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Guarantee be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Terms defined in the Guarantee and used herein
              -------------
shall, unless otherwise indicated, have the meanings given to them in the Guarantee. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          2.  Amendment to Section 11.1.  Section 11.1 of the Guarantee is
              -------------------------
hereby amended by deleting paragraph (d) and substituting in lieu thereof the following new paragraph (d):

               "(d)  Maintenance of Consolidated Net Worth.  Permit Consolidated
                     -------------------------------------
          Net Worth at the last day of any fiscal quarter of Paragon ending after December 31, 1997 to be less than (i) all items which were included on the consolidated balance sheet under shareholders' equity at December 31, 1997 less $50,000,000, plus (ii) 50% of Consolidated
                                                 ----
          Net Income (if positive) for the period from January 1, 1998 to such date (not taking into account the Mariner Merger Charges), plus (iii)
                                                                     ----
          without duplication, 100% of the amount which would in conformity with GAAP be included in shareholders' equity on a consolidated balance sheet of Paragon and its Subsidiaries as a result of the issuance of Capital Stock by, or capital contributions made to, Paragon or any of its Subsidiaries after the Closing Date, minus (iv) the amount of the Mariner Merger Charges on
                        -----
          an after-tax basis."

          3.  Amendment to Section 11.2.  Section 11.2 of the Guarantee is
              -------------------------
hereby amended by adding after the word "by" in the fourth line of paragraph (e) thereof the words "the Substitute Omega Property Subsidiary or".

          4.  Amendment to Section 11.3.  Section 11.3 of the Guarantee is
              -------------------------
hereby amended by (a) inserting immediately after the words "by PHCMI" in the first line of paragraph (m) thereof the words ", the Substitute Omega Property Subsidiary", (b) relettering current paragraphs (o) and (p) as (p) and (q) and
(c) inserting the following new paragraph (o) as follows:

          "(o) the pledge by Summit in favor of the trustee for the Summit IRB of its interest in the sinking fund reserve account for the Summit IRB;".

          5.  Amendment to Section 11.4.  Section 11.4 of the Guarantee is
              -------------------------
hereby amended by deleting paragraphs (c) and (d) thereof in their entirety and substituting in lieu thereof the following new paragraphs (c) and (d):

          "(c) any Subsidiary of Paragon may Dispose of one or more Substitute Omega Properties to PHCMI, the Substitute Omega Property Subsidiary or any of the New PHCMI Subsidiaries in connection with providing substitute collateral to Omega in exchange for the surrender by Omega of the Omega Letter of Credit, and PHCMI, the Substitute Omega Property Subsidiary or any New PHCMI Subsidiary may temporarily lease or sublease the Substitute Omega Properties to LC--Southeast, provided that any such lease or sublease to LC--Southeast shall be cancelled as soon as reasonably practicable after receipt of necessary Governmental Authority Health Care Permits and Medicare and Medicaid licenses for the Substitute Omega Properties reissued in the name of PHCMI, the Substitute Omega Property Subsidiary or any New PHCMI Subsidiary, as applicable;

          (d) any acquisition expressly permitted by Section 11.8 may be structured as a merger with or into Paragon (provided that Paragon shall be
                                                  --------
     the continuing or surviving corporation), with or into any Wholly Owned Subsidiary Guarantor (provided that the Wholly Owned Subsidiary Guarantor
                           --------
     shall be the continuing or surviving corporation) or, in the case of the Mariner Merger, with or into Mariner (provided that Mariner shall be the
                                           --------
     continuing or surviving corporation); and".

          6.  Amendment to Section 11.8.  Section 11.8 of the Guarantee is
              -------------------------
hereby amended by (a) inserting at the end of paragraph (g) thereof and prior to the semi-colon the following: "and the capital contribution by LC--Southeast to the Substitute Omega Property Subsidiary represented by the transfer of the Substitute Omega Properties to the Substitute Omega Property Subsidiary, as permitted in Section 11.4(c) hereof", (b) inserting immediately after the amount "$300,000,000" in the last line of paragraph (h) thereof the following:

"provided, further, Paragon and Mariner Merger Sub shall be permitted to
------------------
consummate the Mariner Merger pursuant to the Mariner Merger Agreement without regard to the foregoing dollar limitations, and shall be deemed not to be a utilization of such dollar limitations", (c) relettering current paragraph (k) as paragraph (l), and (d) adding thereto the following new paragraph (k):

          "(k) investments by Paragon in or for the account of Mariner (i) to finance the redemption or repurchase by Mariner of the Mariner Notes, (ii) to make the required payments to holders of the Cash Payment Options (as such term is defined in the Mariner Merger Agreement) and (iii) to pay other costs and expenses incurred by Mariner directly associated with the Mariner Merger, in an aggregate amount for items (i), (ii) and (iii) not to exceed $100,000,000 during the term of this Agreement; and".

          7.  Amendment to Section 11.9.  Section 11.9 of the Guarantee is
              -------------------------
hereby amended by (a) deleting the word "or" in the seventh line and substituting in lieu thereof a comma and (b) inserting immediately after the word "Notes" in the sixth line thereof the words "or the Mariner Merger Agreement, except for immaterial changes to the Mariner Merger Agreement that do not adversely affect the Lenders in any respect".

          8.  Amendment to Section 11.10.  Section 11.10 of the Guarantee is
              --------------------------
hereby amended by inserting immediately at the end thereof and prior to the period the following: "provided, that the foregoing provisions of this Section
                        --------
11.10 shall not be deemed to prohibit (i) any transaction incidental to the Mariner Merger, as contemplated in the Mariner Merger Agreement, (ii) the provision of certain administrative services by Paragon for Mariner or any of its Subsidiaries in the ordinary course of business and consistent with Paragon's past practice with respect to its other Subsidiaries, (iii) the payment by Paragon in the ordinary course of business of certain third party payment obligations on behalf of Mariner or any of its Subsidiaries to the extent Mariner or such Subsidiary, as the case may be, provides timely reimbursement to Paragon for such payment, but in any event such reimbursement shall be in the same fiscal quarter in which Paragon made such payment (it being understood that the payment of such obligations by Paragon in accordance with this clause (iii) shall be deemed not to be a utilization of the dollar limitations set forth in Section 11.8(k)) or (iv) the investment permitted pursuant to Section 11.8(k)".

          9.  Amendment to Section 11.14.  Section 11.14 of the Guarantee is
              --------------------------
hereby amended by (a) deleting the word "and" in the sixth line and substituting in lieu thereof a comma and (b) adding at the end thereof and prior to the period the following: "and (c) so long as the Summit IRB is outstanding, any agreement binding on Summit and relating to the Health Care Facility in Bossier City, Bossier Parish, Louisiana, leased by Summit and financed by the Summit IRB".

          10.  Supplement to Schedule 7.14.  Schedule 7.14 to the Guarantee is
               ---------------------------
hereby amended by adding thereto the information set forth on Annex A to this Amendment.

          11.  Amendment to Section 11.15.  Section 11.15 of the Guarantee is
               --------------------------
hereby amended by (a) deleting the word "and" in the ninth line and substituting in lieu thereof a comma and (b) adding at the end thereof and prior to the period the following: "and (iii) Section 6.11(b) of the Amended and Restated Agreement of Sale, dated as of April 1, 1993, as amended prior to the date hereof, by and among the Louisiana Public Facilities Authority, Southwest Medical Center, Inc. and Summit, as guarantor".

          12.  Conditions to Effectiveness.  The amendments provided for herein
               ---------------------------
shall become effective on the date (the "Effective Date") of satisfaction of the
                                         --------------
following conditions precedent:

          (a) The Agent shall have received counterparts of this Amendment duly executed and delivered by the Guarantors.

          (b) The Agent shall have received a copy of the resolutions, in form and substance satisfactory to the and the Agent, of Paragon authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary of Paragon as of the date hereof, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (c) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of Paragon, dated the date hereof, as to the incumbency and signature of the officers of Paragon executing this Amendment satisfactory in form and substance to the Agent.

          (d) The Agent shall have received the executed legal opinion of Powell, Goldstein, Frazer & Murphy LLP, counsel to Paragon dated the date hereof and in form and substance satisfactory to the Agent with respect to this Amendment and the transactions contemplated hereby.

;provided, that, the effectiveness of the amendments set forth in paragraphs
 --------  ----
4(b) and (c), 9 and 11 shall be conditioned only upon the satisfaction of the condition contained in clause (a) of this paragraph 12.

          13.  Representations and Warranties.  Paragon as of the date hereof
               ------------------------------
and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 9 of the Guarantee; provided, that each reference to the Guarantee therein shall
                    --------
be deemed to be a reference to the Guarantee after giving effect to this Amendment.

          14.  Payment of Expenses.  Paragon agrees to pay or reimburse the
               -------------------
Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          15.  Reference to and Effect on the Loan Documents; Limited Effect.
               -------------------------------------------------------------
On and after the date hereof and the satisfaction of the conditions contained in paragraph 12 of this Amendment, each reference in the Guarantee to "this Guarantee", "hereunder", "hereof" or words of like import referring to the Guarantee, and each reference in the other Loan Documents to "the Guarantee", "thereunder", "thereof" or words of like import referring to the Guarantee, shall mean and be a reference to the Guarantee as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Guarantee and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          16.  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          17.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                       PARAGON HEALTH NETWORK, INC.



                       By:
                           --------------------------------
                        Title:

                       AMERICAN-CAL MEDICAL SERVICES, INC.
                       AMS GREEN TREE, INC.
                       AMS PROPERTIES, INC.
                       CONNERWOOD HEALTHCARE, INC.
                       COORDINATED HOME HEALTH SERVICES, INC.
                       CORNERSTONE HEALTH MANAGEMENT COMPANY
                       EH ACQUISITION CORP.
                       EH ACQUISITION CORP. II
                       EH ACQUISITION CORP. III
                       EVERGREEN HEALTHCARE, INC.
                       EVERGREEN HEALTHCARE LTD., L.P.
                       GC SERVICES, INC.
                       GCI BELLA VITA, INC.
                       GCI CAMELLIA CARE CENTER, INC.
                       GCI COLTER VILLAGE, INC.
                       GCI EAST VALLEY MEDICAL & REHABILITATION CENTER, INC. GCI FAITH NURSING HOME, INC.
                       GCI HEALTH CARE CENTERS, INC.
                       GCI JOLLEY ACRES, INC.
                       GCI PALM COURT, INC.
                       GCI PRINCE GEORGE, INC.
                       GCI REALTY, INC.
                       GCI REHAB, INC.
                       GCI SPRINGDALE VILLAGE, INC.
                       GCI THERAPIES, INC.
                       GCI VALLEY MANOR HEALTH CARE CENTER, INC.
                       GCI VILLAGE GREEN, INC.
                       GCI-CAL HEALTH CARE CENTERS, INC.
                       GCI-CAL THERAPIES COMPANY
                       GCI-WISCONSIN PROPERTIES, INC.
                       GRANCARE GPO SERVICES, INC.
                       GRANCARE HOME HEALTH SERVICES, INC.
                       GRANCARE, INC.
                       GRANCARE NURSING SERVICES AND HOSPICE, INC.
                       GRANCARE OF MICHIGAN, INC.
                       GRANCARE OF NORTH CAROLINA, INC.
                       GRANCARE OF NORTHERN CALIFORNIA, INC.
                       GRANCARE SOUTH CAROLINA, INC.
                       GRANCARE TRADING, INC.
                       HERITAGE OF LOUISIANA, INC.
                       HMI CONVALESCENT CARE, INC.
                       HOSTMASTERS, INC.
                       NATIONAL HERITAGE REALTY, INC.
                       OMEGA/INDIANA CARE CORPORATION
                       RENAISSANCE MENTAL HEALTH CENTER, INC.
                       STONECREEK MANAGEMENT COMPANY, INC.


                        By:
                           --------------------------------------
                         Title:

                        AMERICAN PHARMACEUTICAL SERVICES, INC.
                        AMERICAN REHABILITY MANAGEMENT, INC.
                        AMERICAN REHABILITY SERVICES, INC.
                        AMERICAN SENIOR HEALTH SERVICES, INC.
                        APS HOLDING COMPANY, INC.
                        APS PHARMACY MANAGEMENT, INC.
                        BRIAN CENTER HEALTH & REHABILITATION/TAMPA, INC. BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY, INC. BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC. BRIAN CENTER HEALTH & RETIREMENT/WALLACE, INC. BRIAN CENTER MANAGEMENT CORPORATION
                        BRIAN CENTER NURSING CARE/AUSTELL, INC.
                        BRIAN CENTER NURSING CARE/FINCASTLE, INC.
                        BRIAN CENTER NURSING CARE/HICKORY, INC.
                        BRIAN CENTER NURSING CARE/POWDER SPRINGS, INC. BRIAN CENTER OF ASHEBORO, INC.
                        BRIAN CENTER OF CENTRAL COLUMBIA, INC.
                        BRIAN CENTERS HEALTH & RETIREMENT/WALLACE, INC. DEVCON HOLDING COMPANY
                        EXTENDED ACUTE HOSPITALS OF AMERICA, INC.
                        GULF COAST PHYSICAL THERAPY GROUP, INC.
                        HOME HEALTH MANAGEMENT ASSOCIATES OF AMERICA, INC. HOMECARE ASSOCIATES OF AMERICA, INC.
                        HOSPICE ASSOCIATES OF AMERICA, INC.
                        HOSPICE CARE OF TENNESSEE, INC.
                        HOSPICE MANAGEMENT PARTNERS, INC.
                        LC MANAGEMENT COMPANY
                        LCA OPERATIONAL HOLDING COMPANY
                        LCR, INC.
                        LIVING CENTERS DEVELOPMENT COMPANY
                        LIVING CENTERS - EAST, INC.
                        LIVING CENTERS HOLDING COMPANY
                        LIVING CENTERS LTCP DEVELOPMENT COMPANY
                        LIVING CENTERS OF TEXAS, INC.
                        LIVING CENTERS - ROCKY MOUNTAIN, INC.
                        LIVING CENTERS - SOUTHEAST DEVELOPMENT CORPORATION LIVING CENTERS - SOUTHEAST, INC.
                        MED-CARE SALES AND RENTALS, INC.
                        MED-THERAPY REHABILITATION SERVICES, INC.
                        PROFESSIONAL RX SYSTEMS, INC.
                        PROGRESSIVE CARE CENTERS OF AMERICA, INC.
                        REHABILITY HEALTH SERVICES, INC.
                        REHABILITY HOSPITAL SERVICES, INC.
                        THERACARE HOME HEALTH AGENCY, INC.
                        THERAPY MANAGEMENT INNOVATIONS, INC.
                        TOICA, INC.
                        WORKHEALTH HEALTHCARE MANAGEMENT INC.


                        By:
                           -------------------------------------------
                           Title:

                                                Annex A
                                                -------

                        NEGATIVE PLEDGES